THE LAZARD FUNDS, INC.
All Portfolios
Supplement to Current Prospectus

The following is added as the last paragraph of "Fund Management—Investment Manager" in the Prospectus and supersedes and replaces any contrary information:
In addition, to the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio's Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio's assets), the Investment Manager has contractually agreed, until May 1, 2017, to bear the expenses of the R6 Shares in the amount of such excess.  This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Dated:  November 9, 2016